SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01. Other Events

     On October 28, 2004, aaiPharma Inc. announced that it is amending the terms and conditions of its previously announced consent solicitation (the “Solicitation”) of holders of its 11.5% Senior Subordinated Notes due 2010. A copy of the press release announcing the revised terms of the Solicitation is furnished as Exhibit 99.1 and is incorporated herein by reference, and a copy of the form of the revised consent solicitation statement is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	Press release of aaiPharma Inc. dated October 28, 2004 announcing revised terms of its consent solicitation.

Exhibit 99.2	Revised Consent Solicitation Statement dated October 28, 2004.

***

Note: The information contained in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004

aaiPharma Inc.
By:	/s/ Gina Gutzeit
Gina Gutzeit
Interim Chief Financial Officer

Exhibit Index

Exhibit	Description
Exhibit 99.1	Press release of aaiPharma Inc. dated October 28, 2004 announcing revised terms of its consent solicitation.

Exhibit 99.2	Revised Consent Solicitation Statement dated October 28, 2004.